UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 2, 2019
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-37932	94-0787340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	YUMA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2019, Yuma Energy, Inc. (the “Company”) entered into a letter agreement (the “Agreement”) with Anthony C. Schnur, the Interim Chief Executive Officer, Interim Chief Financial Officer and Chief Restructuring Officer of the Company, that provides for a termination bonus of $300,000 in the event that Mr. Schnur’s employment with the Company is terminated and such termination is based on a majority vote of the Board of Directors (the “Board”) of the Company where a majority of the members of the Board do not consist of some or all of Richard K. Stoneburner, James W. Christmas and Frank A. Lodzinski, and Mr. Schnur enters into a separation agreement and release of claims with the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on June 21, 2019, the Board approved a one-for-fifteen reverse stock split of its issued and outstanding shares of common stock (the “Reverse Split”). On July 2, 2019, the Company filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to effect the Reverse Split, which became effective as of 12:01 a.m. Eastern Time on July 3, 2019.

The preceding is a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the complete text of the Amendment included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Yuma Energy, Inc. dated July 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Anthony C. Schnur
	Name:	Anthony C. Schnur
Date: July 3, 2019	Title:	Interim Chief Executive Officer, Interim Chief Financial Officer and Chief Restructuring Officer